SCHEDULE OF SHARE CAPITAL IS COMPOSED OF ORDINARY SHARES (Details) ₪ in Thousands, shares in Thousands, $ in Thousands	Dec. 31, 2025 USD ($) shares	Dec. 31, 2025 ILS (₪) shares	Dec. 31, 2024 ILS (₪) shares
Notes and other explanatory information [abstract]
Authorized share capital	31,250,000	31,250,000	31,250,000
Issued and paid-up share capital	6,502,844	6,502,844	6,271,625
Authorized share capital	$ 3,135	₪ 10,000	₪ 10,000
Issued and paid-up share capital	$ 652	₪ 2,081	₪ 2,007